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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-12


MEMORIAL FUNDS
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

BOARD OF TRUSTEES OF REGISTRANT
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     3)   Filing Party:

     ---------------------------------------------------------------------------
     4)   Date Filed:

     ---------------------------------------------------------------------------

                                [LOGO] MEMORIAL
                                       FUNDS

                           555 North Lane, Suite 6160
                        Conshohocken, Pennsylvania 19428

                                October 24, 2002

Dear Fellow Shareholder:

The Board of Trustees (the "Board") of Memorial Funds (the "Trust") has called a Special Meeting of Shareholders ("Meeting") of Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund" and collectively, the "Funds"). The Meeting is scheduled to be held on November 29, 2002.

The Proxy Statement contains seven (7) proposals. Shareholders of each Fund are being asked to vote on the proposals applicable to their Fund. Please take the time to read these materials and CAST YOUR VOTE PROMPTLY, as the proposals to be voted on are important to the Funds and to you as a shareholder.

In Proposal 1, the Board of Trustees of the Trust (the "Board") asks shareholders of each Fund to approve a new Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Parkway Advisors, L.P. ("Parkway Advisors" or the "Adviser"). Effective October 1, 2002, the Board appointed Parkway Advisors as investment adviser for the Funds on an interim basis under applicable regulations. This appointment must be approved by shareholders within 150 days. As a consequence, the Trust seeks your approval of the new Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser. If shareholders approve the Advisory Agreement, Parkway Advisors will serve as the adviser for all of the Funds for an initial term of two years.

In connection with Proposal 1, the change in investment adviser will, in turn, terminate Trust agreements with all sub-advisers. As a consequence, the Board has approved continuation of the sub-advisory agreements on an interim basis. Under applicable law, these appointments must be approved by shareholders within 150 days. As a consequence, the Board recommends shareholders approve continuation of the sub-advisory agreements with the sub-advisers in Proposals 2, 3, and 4.

In Proposal 2, the Board asks shareholders of the Government Bond Fund to approve a new investment sub-advisory agreement for the Government Bond Fund between the Trust and Eagle Asset Management, Inc. Eagle Asset Management, Inc. has served as the Government Bond Fund's sub-adviser since December 1, 2001. If Government Bond Fund shareholders approve the new investment sub-advisory agreement for the Fund, it will allow Eagle Asset Management to continue to serve as the Government Bond Fund's investment sub-adviser. The new investment sub-advisory agreement will have the same terms as the prior investment sub-advisory agreement and will continue for an initial term of two years.

In Proposal 3, the Board asks shareholders of the Growth Equity Fund to approve a new investment sub-advisory agreement for the Growth Equity Fund between the Trust and Davis Hamilton Jackson & Associates, L.P. Davis Hamilton Jackson & Associates, L.P. has served as the Growth Equity Fund's sub-adviser since January 1, 2001. If Growth Equity Fund shareholders approve the new investment sub-advisory agreement for the Fund, it will allow Davis Hamilton Jackson & Associates, L.P. to continue to serve as the Growth Equity Fund's investment sub-adviser. The new investment sub-advisory agreement will have the same terms as the prior investment sub-advisory agreement and will continue for an initial term of two years.

In Proposal 4, the Board asks shareholders of the Value Equity Fund to approve a new investment sub-advisory agreement for the Value Equity Fund between the Trust and PPM America, Inc. PPM America, Inc. has served as the Value Equity Fund's sub-adviser since January 1, 2001. If the Value Equity Fund shareholders approve the new investment sub-advisory agreement for the Fund, it will allow PPM America, Inc. to continue to serve as the Value Equity Fund's investment sub-adviser. The new investment sub-advisory agreement will have the same terms as the prior investment sub-advisory agreement and will continue in effect for an initial term of two years.

Proposal 5 relates to an exemptive order from the Securities and Exchange Commission. The Trust has had an exemption order which permitted it and the Trust's prior investment adviser, subject to certain conditions, to enter into agreements relating to a Fund with unaffiliated sub-advisers approved by the Board without obtaining shareholder approval. With the resignation of the prior investment adviser and the appointment of Parkway Advisors, the exemptive order is no longer valid because the prior adviser is a named applicant. For the same reasons presented to shareholders last year, the Board asks the shareholders to approve a policy permitting the Board, upon recommendation of the Adviser, to hire and terminate sub-advisers of a Fund and modify sub-advisory agreements without seeking shareholder approval. Proposal 5 will permit the Adviser to manage the Funds more efficiently and change sub-advisers more easily, without the expense and delay associated with seeking shareholder approval for such matters.

In Proposal 6, the Board asks you to approve a new slate of Trustees to serve on the Board of Trustees. The individuals nominated for election as Trustees will, upon election, serve on the Trust's Board until such time as their successors shall be duly elected and qualified.

In Proposal 7, the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

The Board highly recommends that all shareholders of the Funds approve all proposals.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 25, 2002. If you have any questions about the Proxy Statement, please do not hesitate to call us at 610/832-1075.

We appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

/S/ CARL C. PETERSON

Carl C. Peterson
President

                                [LOGO] MEMORIAL
                                       FUNDS

                                 PROXY STATEMENT


                                   PLEASE VOTE

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

Memorial Funds (the "Trust") will hold a special meeting of shareholders on November 29, 2002 (the "Meeting"). It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issues.

THE FOLLOWING IS AN INTRODUCTION TO THE PROPOSALS AND THE PROCESS:

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the approval of a new investment Advisory Agreement between the Trust and Parkway Advisors, L.P., as the Adviser for each Fund, continuation of the sub-advisors for each Fund, and permission to seek another exemptive order, which proposals arise out of the resignation of the prior investment adviser and interim appointment of Adviser by the Board of Trustees.

In addition, the proposals include the election of four Trustees to the Board replacing the current Board.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF TRUSTEES?

The Board of Trustees is responsible for the general oversight of the Trust's business. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders. The Board, for example, periodically reviews the investment performance of the Funds as well as the quality of other services provided to the Funds.

WHY ARE TRUSTEES BEING ELECTED?

The Trustees who currently serve on the Board of the Trust have held their positions from inception and wish to devote time to other matters. In light of this and the change in investment advisers, the Nominating Committee of the Board has nominated for shareholder consideration, four qualified individuals.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY DO THE SUB-ADVISORY AGREEMENTS HAVE TO BE VOTED ON?

During 2001, a policy was approved by the Trust shareholders allowing the investment adviser to hire and terminate sub-advisers. After obtaining shareholder approval, the Trust and the prior investment adviser applied for and were granted an exemptive order allowing the investment adviser to hire and terminate sub-advisers from the Securities and Exchange Commission. As a result of the prior investment adviser's resignation, the exemptive order is no longer valid. Because of this and until the Trust and the Adviser receives an exemptive order from the Securities and Exchange Commission, you are required to vote on the sub-advisory agreements. The exemptive order will permit the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval, and would permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with the sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers' fees only in the aggregate for the Fund.

HOW DO I VOTE MY SHARES?

You may vote your shares in person at the Meeting. You may also vote by returning the enclosed Proxy Card. If you do not respond at all, the Funds' proxy solicitor may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

If you have any questions or need further assistance in voting, please feel free to call InCap Group, the Trust's Administrator and Transfer Agent, toll-free at 1-888-263-5593.

You may also call Carl C. Peterson, Chief Executive Officer of the Trust, or Paul B. Ordonio, Vice President and Secretary of the Trust at Parkway Advisors, L.P., toll-free at 1-800-692-5123.

After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                [LOGO] MEMORIAL
                                       FUNDS

                           555 North Lane, Suite 6160
                        Conshohocken, Pennsylvania 19428

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 29, 2002

To the Shareholders of the Funds:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Government Bond Fund, Growth Equity Fund and Value Equity Fund (collectively the "Funds" and individually the "Fund"), three series of Memorial Funds (the "Trust"), will be held at the offices of InCap Group, Inc., 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, on November 29, 2002, at 9:30 a.m. (Eastern time). The purpose of the Meeting is:

     1. Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Trust and Parkway Advisors, L.P. ("Parkway Advisors" or "Adviser") for each Fund. Parkway Advisors has been appointed by the Board of the Trust as interim investment adviser to each Fund pursuant to a contract which provides that Parkway Advisors will provide investment advisory services to each Fund on the same terms and for the same compensation as the Trust's prior investment adviser. The new Advisory Agreement provides for increased compensation.

     2. Approval of a new investment sub-advisory agreement for the Government Bond Fund between the proposed Trust and Eagle Asset Management, Inc. so that Eagle Asset Management can continue to serve as the Government Bond Fund's investment sub-adviser. The new investment sub-advisory agreement will have substantially the same terms, including fees, as the prior investment sub-advisory agreement and will continue for an initial term of two years.

     3. Approval of a new investment sub-advisory agreement for the Growth Equity Fund between the proposed Trust and Davis Hamilton Jackson & Associates, L.P. so that Davis Hamilton Jackson & Associates, L.P. can continue to serve as the Growth Equity Fund's investment sub-adviser. The new investment sub-advisory agreement will have substantially the same terms, including fees, as the prior investment sub-advisory agreement and will continue for an initial term of two years.

     4. Approval of a new investment sub-advisory agreement for the Value Equity Fund between the proposed Trust and PPM America, Inc. so that PPM America, Inc. can continue to serve as the Value Equity Fund's investment sub-adviser. The new investment sub-advisory agreement will have substantially the same terms, including fees, as the prior investment sub-advisory agreement and will continue for an initial term of two years.

     5. Approval of a policy for each Fund permitting the Adviser, subject to Board of Trustees approval, to hire and terminate sub-advisers of a Fund and modify sub-advisory agreements without seeking shareholder approval.

     6. Approval of a new slate of Trustees to serve on the Board of Trustees of each Fund until such time as their successors shall be duly elected and qualified.

     7. To transact such other business as may properly come before the Meeting.

     The proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on October 24, 2002. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote by proxy
- vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or by fax.

     The Trust's Board of Trustees has fixed the close of business on October 24, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Please carefully read the accompanying Proxy Statement.

By order of the Board of Trustees

/S/ PAUL B. ORDONIO

Paul B. Ordonio
Vice President and Secretary


--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY FACSIMILE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                                [LOGO] MEMORIAL
                                       FUNDS

                           555 North Lane, Suite 6160
                        Conshohocken, Pennsylvania 19428

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                         Special Meeting of Shareholders

                                November 29, 2002


                                  INTRODUCTION


     The enclosed proxy is solicited by the Board of Trustees of Memorial Funds (the "Trust"), a Delaware business trust, on behalf of the Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund" and collectively, the "Funds"). The Trust is a registered open-end investment company whose executive offices are located at 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428. Proxies will be voted at the special meeting of shareholders (the "Meeting") of the Funds to be held at the offices of the Trust's administrator, InCap Group, Inc. (the "InCap"), 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, on November 29, 2002, at 9:30 a.m. (Eastern time), and any adjournment thereof for the purposes set forth in the accompanying notice of special Meeting of shareholders. This Proxy Statement and the enclosed notice of Meeting and proxy card are first being mailed to shareholders on or about November 8, 2002.

     The Trust's Annual Report to shareholders for the period ended December 31, 2001, that includes financial statements for the Funds, has previously been mailed to shareholders. Shareholders may request a copy of the Annual Report without charge by calling InCap, the Funds' administrator, at 610/832-1075.

     The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of InCap or their affiliates. Parkway Advisors, L.P., ("Parkway
Advisors" or the "Adviser") will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and of other proxies.

PURPOSE OF MEETING

         As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following seven (7) proposals:

     1. Approval of a new Investment Advisory Agreement ("Advisory Agreement") between the Trust and Parkway Advisors, L.P., for all the Funds.

     2. Approval of a new investment sub-advisory agreement for the Government Bond Fund between the Trust and Eagle Asset Management, Inc.

     3. Approval of a new investment sub-advisory agreement for the Growth Equity Fund between the Trust and Davis Hamilton Jackson & Associates, L.P.

     4. Approval of a new investment sub-advisory agreement for the Value Equity Fund between the Trust and PPM America, Inc.

     5. Approval of a new policy for each Fund permitting the Adviser, subject to Board of Trustees approval, to hire and terminate sub-advisers of a Fund and modify sub-advisory agreements without seeking shareholder approval.

     6. Approval of a new slate of Trustees to serve on the Board of Trustees of each Fund until such time as their successors shall be duly elected and qualified.

     7. To transact such other business as may properly come before the Meeting.

     Summarized below are the proposals that shareholders of each Fund are being asked to consider:


.................................................................................
           APPLICABLE FUND                               PROPOSALS
.................................................................................
Applies to All Funds (a separate vote      1.   Approval of a new Investment
by  shareholders of each Fund to bind           Advisory Agreement ("Advisory
that Fund)                                      Agreement") between the Trust
                                                and Parkway Advisors, for all
                                                the Funds.
.................................................................................
Applies to Government Bond Fund            2.   Approval of a new investment
                                                sub-advisory agreement for the
                                                Government Bond Fund between the
                                                Trust and Eagle Asset
                                                Management, Inc.
.................................................................................
Applies to Growth Equity Fund              3.   Approval of a new investment
                                                sub-advisory agreement for the
                                                Growth Equity Fund between the
                                                Trust and Davis Hamilton Jackson
                                                & Associates, L.P.
.................................................................................
Applies to Value Equity Fund               4.   Approval of a new investment
                                                sub-advisory agreement for the
                                                Value Equity Fund between the
                                                Trust and PPM America, Inc.
.................................................................................
Applies to All Funds (a separate vote      5.   To approve a new policy for each
by  shareholders of each Fund to bind           Fund permitting Parkway
that Fund)                                      Advisors, subject to Board of
                                                Trustees approval, to hire and
                                                terminate sub-advisers of a Fund
                                                and modify sub-advisory
                                                agreements without seeking
                                                shareholder approval.
.................................................................................

.................................................................................
Applies to All Funds (a plurality)         6.   Approval of a new slate of
                                                Trustees to serve on the Board
                                                of Trustees of each Fund until
                                                such time as their successors
                                                shall be duly elected and
                                                qualified.
.................................................................................
Applies  to All  Funds  (shareholders      7.   To transact such other business
share vote separately by Fund)                  as may properly come before the
                                                Meeting.
.................................................................................

DESCRIPTION OF VOTING

     Section 7.04 of the November 25, 1997, Trust Instrument governing Trust affairs, provides, in pertinent part, that one-third (?) of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders' meeting except when a larger vote is required by law. It also provides that any lesser number shall be sufficient only for holding a vote to adjourn the meeting. With respect to the vote required, Section 7.04 provides, except when a larger vote is required by law, that a majority of shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee.

     Approval of Proposal 1 concerning the Advisory Agreement requires a separate vote by shareholders of each Fund to bind that Fund. Approval requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

     Approval of Proposal 2, with respect to the sub-advisory agreement for the Government Bond Fund, requires only shareholders of that Fund vote.

     Approval of Proposal 3, with respect to the sub-advisory agreement for the Growth Equity Fund, requires only shareholders of that Fund vote.

     Approval of Proposal 4, with respect to the sub-advisory agreement for the Value Equity Fund, requires only shareholders of that Fund vote.

     Approval of Proposal 5, with respect to the policy allowing Parkway Advisors to hire and terminate sub-advisers and modify sub-advisory agreements without shareholder approval, requires a separate vote by shareholders of each Fund to bind that Fund. Approval requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under 1940 Act. This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

     Approval of Proposal 6, with respect to the election of a new slate of Trustees, shall require a plurality as required by Section 7.04 of the Trust Instrument. Shareholders of the Trust shall vote together, not separately by Fund.

     Approval of Proposal 7, with respect to other business, shall require a majority vote as required by Section 7.04. Shareholders of the Trust shall vote separately by Fund.

SHAREHOLDERS

     Shareholders of record at the close of business on October 24, 2002, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of October 16, 2002, there were 3,036,964.630 shares outstanding of the Funds.

          FUND NAME                          SHARES OUTSTANDING

          Growth Equity Fund                   1,143,105.328
          Value Equity Fund                      209,538.835
          Government Bond Fund                 1,684,320.467

     As of the Record Date, all Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of any or all the Funds. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:

Fund Name                Name and Addresses                            Shares        % of Fund
GOVERNMENT BOND FUND     Wells Fargo Bank Minnesota TTEE FBO         445,004.794       26.43%
                         P.O. Box 1533
                         Minneapolis, MN 55480

                         Bank of America NA Administrator            346,444.812       20.57%
                         P.O. Box 831575
                         Dallas, TX 75283-1575

                         Bank of America NA                          325,919.298       19.35%
                         P.O. Box 831575
                         Dallas, TX 75283-1575

                         Wells Fargo Bank Minnesota TTEE FBO         145,722.302        8.65%
                         P.O. Box 1533
                         Minneapolis, MN 55480

                         Bank of America NA                          117,513.427        6.98%
                         P.O. Box 831575
                         Dallas, TX 75283-1575

                         Bank of America NA                          116,680.478        6.93%
                         P.O. Box 831575
                         Dallas, TX 75283-1575

                         HUBCO                                       108,981.485        6.47%
                         P.O. Box 830688
                         Birmingham, AL 35283-0688
                         United States

                                     Page 4

Fund Name                Name and Addresses                            Shares        % of Fund
GROWTH EQUITY FUND       Wells Fargo Bank Minnesota TTEE FBO         420,366.296       36.77%
                         P.O. Box 1533
                         Minneapolis, MN 55480

                         Schwab-Memorial                             325,243.902       28.45%
                         101 Montgomery Street
                         San Francisco, CA 94104

                         Wells Fargo Bank Minnesota TTEE FBO         108,007.040        9.45%
                         P.O. Box 1533
                         Minneapolis, MN 55480

                         HUBCO                                        93,524.487        8.18%
                         P.O. Box 830688
                         Birmingham, AL 35283-0688
                         United States

                         US Bank NA                                   86,378.435        7.56%
                         P.O. Box 1787
                         Milwaukee, WI 53201-1787

Fund Name                Name and Addresses                            Shares        % of Fund
VALUE EQUITY FUND        Wells Fargo Bank Minnesota TTEE FBO         127,796.567       60.99%
                         P.O. Box 1533
                         Minneapolis, MN 55480

                         HUBCO                                        39,315.449       18.76%
                         P.O. Box 830688
                         Birmingham, AL 35283-0688
                         United States

                         Wells Fargo Bank Minnesota TTEE FBO          35,826.253       17.10%
                         P.O. Box 1533
                         Minneapolis, MN 55480

     From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of October 24, 2002, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION

                                                           Percentage of Fund
     Shareholders              Fund Name                      Shares Owned

     Wells Fargo Bank          Government Bond Fund              26.43%

     Wells Fargo Bank          Growth Equity Fund                36.77%

     Schwab-Memorial           Growth Equity Fund                28.45%

     Wells Fargo Bank          Value Equity Fund                 60.99%

     Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Funds at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Funds at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST a proposal.

     IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment. A shareholder vote may be taken prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

     QUORUM; ADJOURNMENT: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a MAJORITY of each Fund's outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     BROKER NON-VOTES; ABSTENTIONS: Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Abstentions and broker non-votes are also effectively a vote against an adjournment of Proposals 1 through 5 and 7 because the required vote is a percentage of the shares present at the Meeting, but will have no impact on the Proposal 6 to elect Trustees because the required vote is a plurality of the votes cast at the Meeting.

     Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to InCap Group, Inc., 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, or by personally casting a vote at the Meeting.

PROPOSAL ONE:   NEW INVESTMENT ADVISORY AGREEMENT

INTERIM ADVISERS - RULE 15A-4

     Memorial Investment Advisors, Inc. ("MIA") resigned as investment adviser to the Funds as of the close of business on September 30, 2002. MIA's resignation also caused the automatic termination of sub-advisory agreements with respect to each Fund. The Board of Trustees entered into interim advisory agreements for the Trust in accordance with Rule 15a-4 under the 1940 Act.

     Section 15(a) of the 1940 Act requires shareholder approval of investment advisory agreements. Rule 15a-4 provides a limited exemption from that requirement when a previous contract has been terminated. The Board of Trustees used Rule 15a-4(b)(2) which provides:

          "In the case of a previous contract terminated by an assignment by an investment adviser or a controlling person of the investment adviser in connection with which assignment the investment adviser or a controlling person directly or indirectly receives money or other benefit:

          (i) The compensation to be received under the interim contract is no greater than the compensation the adviser would have received under the previous contract;

          (ii) The board of directors, including a majority of the directors who are not interested persons of the fund, has voted in person to approve the interim contract before the previous contract is terminated;

          (iii) The board of directors, including a majority of the directors who are not interested persons of the fund, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

          (iv) The interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the investment adviser;

          (v) The interim contract contains the same terms and conditions as the previous contract, with the exception of its effective and termination dates, provisions governed by paragraphs (b)(2)(i), (b)(2)(iv), and
     (b)(2)(vi) of this section, and any other differences in terms and conditions that the board of directors, including a majority of the directors who are not interested persons of the fund, finds to be immaterial;

          (vi) The interim contract contains the following provisions:

          (A) The compensation earned under the contract will be held in an interest-bearing escrow account with the fund's custodian or a bank;

          (B) If a majority of the fund's outstanding voting securities approve a contract with the investment adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the investment adviser; and

          (C) If a majority of the fund's outstanding voting securities do not approve a contract with the investment adviser, the investment adviser will be paid, out of the escrow account, the lesser of:

          (1) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or

          (2) The total amount in the escrow account (plus interest earned); and

          (vii)(A) A majority of the directors of the investment company are not interest persons of the company, and those directors select and nominate any other disinterested directors of the company; and

          (B) Any person who acts a legal counsel for the disinterested directors of the company is an independent legal counsel."

DISCUSSION OF NEW ADVISORY AGREEMENT

     The Adviser serves as investment adviser to each Fund pursuant to an Interim Advisory Agreement with the Trust. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund. As required by Rule 15a-4 and as provided in the agreement, shareholders of the Funds are being asked to approve a new Advisory Agreement between the Trust and the Adviser.

     The new contract is different than the agreement between the Trust and MIA, the previous agreement in that the name of the investment adviser and the fee schedule are different. It otherwise provides that the Adviser will continue to provide investment advisory services to each Fund on the same terms under which it currently operates.

     The  new  Advisory   Agreement  between  the  Adviser  and  the  Trust  was
unanimously approved by the Trust's Board at a meeting held on August 1, 2002, and confirmed at a meeting held on October 7, 2002.

     The form of the Advisory Agreement is attached as Exhibit A. The Advisory Agreement will permit the Funds to employ an investment strategy under which the Adviser will serve as a "manager of managers" for the Funds. It includes changes in Exhibit A, an increase in the stated advisory fees as follows:

     Funds of the Trust            Current Fees       Proposed Fees

     Government Bond Fund              0.23                0.35
     Growth Equity Fund                0.35                0.50
     Value Equity Fund                 0.35                0.50

Notwithstanding the increase in stated fees, Exhibit A expressly provides that Parkway Advisors has agreed to continue the previous investment adviser's commitment to cap fund expenses at 0.95%, 1.20%, and 1.20%, respectively, for a period of one year, and thereafter from year-to-year upon notice to the Trust.

     If the Advisory Agreement is approved by each Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case
(ii) by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

     If the shareholders of the Funds approve the Advisory Agreement, the Interim Advisory Agreement will be terminated and Parkway Advisors will continue to serve as the investment adviser for the Funds under the new contract. Approval of the Advisory Agreement will permit the Funds to continue to employ an investment strategy under which Adviser will serve as a "manager of managers" for the Funds. Adviser will supervise the investments made by each Fund's investment sub-adviser and will determine the allocation of Fund assets among the various sub-advisers for a Fund. At the Board meeting on August 1, 2002, Parkway Advisors discussed its experience in investment management, plans for expanding Adviser's staff, and qualifications for management of the Funds. The Adviser/Parkway representative explained how the investment experience of its personnel would be used to help meet the investment objectives and needs of the investors in the Funds. The Board believes that the Adviser will provide the Funds the level of services expected from a qualified professional money manager. If the shareholders of a Fund do not approve the Advisory Agreement, the Board will consider other options that may be available.

OTHER PROVISIONS OF ADVISORY AGREEMENT

     The Advisory Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

     The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust. The agreement will terminate immediately upon its assignment.

     Under the terms of the Advisory Agreement, the Adviser has responsibility for the investment and reinvestment of the assets of the Funds. Adviser is authorized to place orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. Adviser will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting portfolio transactions for the Funds. Adviser will also furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Funds. At its own expense, Adviser may carry out any of its obligations under each agreement by employing, subject to the direction and control of the Board, one or more investment sub-advisers. Each sub-advisers' employment must be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. Adviser will be responsible for communicating performance targets and evaluations to the sub-advisers, supervising each sub-adviser's compliance with the Fund's investment objectives and policies, as well as authorizing the sub-advisers to engage in certain investment techniques for the Funds. Additionally, Adviser will recommend to the Board whether the agreements with sub-advisers should be renewed, modified or terminated. Adviser also may from time to time recommend that the Fund replace one or more or appoint additional sub-advisers, depending on Adviser's assessment of what combination of sub-advisers it believes will optimize each Fund's chances of achieving its investment objective. In the event that a sub-adviser ceased to provide investment advisory services for a Fund, the Adviser would recommend to the Board a similarly qualified person to replace the sub-adviser, but would not manage the Fund's portfolio.

     The Advisory Agreement provides that the investment adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the agreements do not protect the investment adviser against any liability to the Trust to which the investment adviser would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.

     The terms of the Advisory Agreement obligates Adviser to manage the Funds in accordance with applicable laws and regulations. The provision of investment advisory services to the Funds is not exclusive under the terms of the agreement. The Adviser is free to and does render investment advisory services to others. See "Information About Adviser" below.

ADVISORY AGREEMENT FEES AND EXPENSES

     MIA served as investment adviser to the Funds from January 1, 2001 to September 30, 2002. It received an advisory fee at an annual rate of 0.23% of the average daily net assets of the Government Bond Fund and 0.35% of the average daily net assets of the Growth Equity Fund and Value Equity Fund. For the year ended December 31, 2001, the dollar amount of the fees paid by the Trust to MIA, the amount of fees waived by MIA and the actual fees received by MIA were: $155,076, $1,289, and $153,787, respectively. The adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

     The investment adviser's commitment to cap Fund expenses will continue. Parkway Advisors has undertaken to assume certain expenses of the Funds (or waive its fees). This undertaking is designed to place a maximum limit on expenses (including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of: (1) 1.20% of the average daily net assets of the Institutional Class of each Equity Fund; and (2) 0.95% of the average daily net assets of the Institutional Class of the Government Bond Fund.

     In connection with being appointed to act as investment adviser for the Trust, Parkway Advisors has committed to maintaining the current level of the Fund expenses for one year. However, the new Advisory Agreement states that the annual rate of 0.23% for the Government Bond Fund will be 0.35%; and that the annual rate of 0.35% for the Growth Equity Fund and the Value Equity Fund will be 0.50%. Exhibit C attached to this Proxy Statement provides a fee table, comparing fees and expenses with full advisory fees, current and past. The Adviser will assess its commitment to cap Fund expenses prior to expiration of the period and will advise shareholders of any planned changes 60 days prior to implementation.

     In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in a Fund. If an investor in a Fund also has a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.

     Forum Investment Advisors, LLC ("FIA") served as the Funds' investment adviser until December 31, 2000, under the same fee arrangements as those that exist with the Adviser. Exhibit D shows the dollar amount of the fees paid by the Trust to FIA, the amount of the fee waived by FIA and the actual fee received by FIA.

     Pursuant to the Trust's Shareholder Servicing Plan, the Trust has entered into an agreement with Parkway Advisors Group, Inc. ("PAGI") the general partner of the Adviser. This agreement replaces the Trust's agreement with Memorial Group, Inc. ("Memorial Group") an affiliate of MIA. The agreement provides that each Fund pays PAGI a shareholder service fee of 0.25% of the Fund's average daily net assets for the provision of administrative and shareholder relations services. PAGI may pay all or a portion of the shareholder servicing fee to other entities, which may be affiliated persons of PAGI or of a Fund, for providing services to specified shareholders.

     The Adviser and its affiliates may sponsor master trusts or assist cemetery and/or funeral associations in the sponsorship of master trusts which provide, among other things, investment options to cemetery endowment, cemetery pre-need and funeral pre-need trusts.

     Out of its fees, the Trust's investment advisers have paid Capital Resource Advisors ("CRA", formerly, Wellesley Group, Inc.), the investment consultant to the Funds, a fee equal to 0.02% of the average daily net assets of each Fund. CRA's reports are used by the Board of Trustees and the Adviser when evaluating sub-advisers.

INFORMATION ABOUT ADVISER

     Parkway Advisors, L.P. ("Parkway Advisors" or "Adviser") has been registered with the SEC as an investment adviser since May 16, 2001. Its offices are located at 6550 Directors Parkway, Abilene, Texas 79608. It manages client portfolios with assets in excess of $322 million. Carl C. Peterson is its Chief Executive Officer and Principal. Theron R. Holladay is its Chief Investment Officer. They are responsible for management of the portfolios. In addition, Paul B. Ordonio is Counsel and Chief Compliance Officer for the Adviser to facilitate compliance with applicable securities laws.

     Parkway Advisors Group, Inc. ("PAGI"), as general partner, and Parkway Advisors Holdings, Inc. ("PAHI"), an affiliated company, as limited partner, owns Parkway Advisors, L.P., a Delaware limited partnership. PAGI and PAHI are both wholly-owned subsidiaries of Directors Investment Group, Inc. ("DIG"). DIG also owns and/or controls numerous other companies in the insurance, funeral, cemetery and related industries - including, among others, Funeral Directors Life Insurance Company, Texas Directors Life Insurance Company and Kentucky Funeral Directors Life Insurance Company. Its operations are divided among companies for real estate, aviation, capital ventures, travel and the like. Parkway Advisors - DIG offices are at 6550 Directors Parkway, Abilene, Texas 79608-5854.

EVALUATION BY THE BOARD OF TRUSTEES

     At its August 1, 2002, meeting, the Board discussed the proposed transaction alternatives and their possible effect on the Trust, the Funds and their shareholders and evaluated Parkway Advisors and the Advisory Agreement. Based upon its review, the Board concluded that the Advisory Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.

     In approving the Advisory Agreement, the Board considered, among other things, the capacities and resources of the Adviser to provide advisory services to the Funds, the terms of the Advisory Agreement, the fees to be charged under the Advisory Agreement and the ability of the Adviser to monitor the performance of the Fund's sub-advisers.

     In addition to reviewing this type of information, which the Trustees would regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Adviser and the Funds. The Trustees considered DIG's experience in conducting transactions with similar resulting ownership structures. The Trustees discussed Parkway's ownership structure, DIG's intended level of involvement in Adviser's day to day business, and Parkway Advisors stated intention that it will have a high degree of managerial autonomy from its affiliates. The Trustees considered representation that DIG's generally maintains a non-intrusive approach, and that neither DIG's nor Parkway Advisors intends that the acquisition will change the investment approach or process used by the Adviser in managing the Funds.

     The Trustees also considered the representations of senior executives of Parkway Advisors with respect to post acquisition staffing of the Adviser, plans for marketing Fund shares, and representations by Parkway Advisors that the transaction will increase the amount of outstanding equity of the Trust's investment adviser. The Board also weighed additional opportunities the Adviser represented could result from appointing Parkway Advisors, including additional consulting and marketing resources that Parkway Advisors intends to make available and potential distribution channels which may be accessed in concert with Parkway Advisors and its affiliates.

     The Trustees considered transactions involving Parkway Advisors acquiring control of MIA, as well as Parkway Advisors replacing MIA as investment adviser. It was noted that in both transactions, MIA benefited from Parkway Advisors assuming MIA's obligations to the Trust related to the expense cap. In light of such, Parkway Advisors has also represented it will use its reasonable best efforts to assure compliance with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any benefit or compensation in connection with a change of control of the investment adviser if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons" of the adviser, as defined in the 1940 Act. (The proposed changes in the current composition of the Trustees are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, "unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, (1) from such investment company or its security holders (other than fees for bona fide investment advisory or other services), or (2) from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company, other than bona fide ordinary compensation as principal underwriter for such investment company. Parkway Advisors is aware of no circumstances arising from its appointment to act as investment adviser that might result in the imposition of an "unfair burden" being imposed on the Funds.

     The Board evaluated the ability of Parkway Advisors personnel to employ an investment strategy under which Adviser would serve as a "manager of managers" for the Funds. Representatives of Parkway Advisors gave a presentation to the Board of Directors in which they discussed the experience and qualifications of designated investment professionals.

     After consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the Advisory Agreement and voted to recommend its approval by the Funds' shareholders.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

                ------------------------------------------------

PROPOSAL TWO:  APPROVAL OF GOVERNMENT BOND FUND SUB-ADVISORY AGREEMENT

     Shareholders of Government Bond Fund are being asked to approve a new sub-advisory agreement between the Trust and Eagle Asset Management ("Eagle") so that Eagle may continue to serve as the Fund's investment sub-adviser.

     As required by the 1940 Act, each sub-advisory agreement provides that it will terminate automatically if assigned. As stated above, the change in Adviser would constitute an "assignment" and the sub-advisory agreement has terminated. As a consequence, shareholders of the Fund are being asked to approve a new sub-advisory agreement. The form of sub-advisory agreement is attached as Exhibit B. The Board of Trustees has reviewed the sub-advisory relationships and has determined that it is in the best interests of the Funds and the shareholders to continue the relationships to avoid disruption in the management of Fund assets. In accordance with Rule 15a-4 under the 1940 Act, Eagle has been appointed to act as interim sub-adviser for the Fund.

     The Adviser and the Trust entered into an investment sub-advisory agreement with Eagle, under which Eagle served as the Fund's sub-adviser since December 1, 2001. Eagle has rendered advisory services and made daily investment decisions for the Fund. The day-to-day management of the Government Bond Fund is performed by a portfolio manager employed by the sub-adviser to the Fund. The sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The sub-adviser for the Fund and its portfolio manager's business experience and educational background follow:

     Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716, manages the portfolio of Government Bond Fund. As of December 31, 2001, Eagle managed over $5.8 billion in client assets. The Fund's portfolio manager is Mr. Joseph G. Blanton. Mr. Blanton is a Senior Vice President and Managing Director of Eagle and has portfolio management responsibilities for fixed income accounts. Mr. Blanton was appointed Managing Director in 1999. Mr. Blanton has been associated with Eagle since 1986. From October 1986 to present, Mr. Blanton is a Registered Representative with Raymond James & Associates.

     If the Government Bond Fund shareholders approve its sub-advisory agreement, Eagle will continue to serve as the investment sub-adviser to the Fund. The form of the sub-advisory agreement is identical in all respects including the sub-advisory fees to be charged to the current sub-advisory agreement. For its services, Eagle receives an advisory fee (excluding waivers) from the Adviser at an annual rate of 0.20% of the Fund's average daily net assets.

     If the investment Advisory Agreement is approved by Government Bond Fund shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the sub-advisory agreement or interested persons of any such party (other than as Trustees of the Trust).

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.
                ------------------------------------------------

PROPOSAL THREE: APPROVAL OF GROWTH EQUITY FUND SUB-ADVISORY AGREEMENT

     Shareholders of Growth Equity Bond Fund are being asked to approve a new sub-advisory agreement between the Trust and Davis Hamilton Jackson & Associates, L.P. ("DHJA") so that DHJA may continue to serve as the Fund's investment sub-adviser.

     As required by the 1940 Act, each sub-advisory agreement provides that it will terminate automatically if assigned. As stated above, the change in Adviser would constitute an "assignment" and the sub-advisory agreement has terminated. As a consequence, shareholders of the Fund are being asked to approve a new sub-advisory agreement. The form of sub-advisory agreement is attached as Exhibit B. The Board of Trustees has reviewed the sub-advisory relationships and has determined that it is in the best interests of the Funds and the shareholders to continue the relationships to avoid disruption in the management of Fund assets. In accordance with Rule 15a-4 under the 1940 Act, DHJA has been appointed to act as interim sub-adviser for the Fund.

     The Adviser and the Trust entered into an investment sub-advisory agreement with DHJA, under which DHJA served as the Fund's sub-adviser since January 1, 2001. DHJA has rendered advisory services and made daily investment decisions for the Fund. The day-to-day management of the Growth Equity Fund is performed by a portfolio manager employed by the sub-adviser to the Fund. The sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The sub-adviser for the Fund and its portfolio manager's business experience and educational background follow:

     DHJA, Two Houston Center, 909 Fannin Street, Suite 550, Houston, Texas 77010, manages the portfolio of Growth Equity Fund. DHJA currently manages approximately $3.5 billion for institutions and high net worth individuals and invests primarily in domestic equity securities. Mr. Robert C. Davis is the Fund's portfolio manager. Mr. Davis is a co-founder of DHJA and has been in portfolio management since 1969. Prior to founding DHJA, he was President and Managing Director of Citicorp Investment Management, Inc. Mr. Davis holds a Masters in Arts in Economics from the University of Texas at Arlington.

     If Growth Equity Fund shareholders approve its sub-advisory agreement, DHJA will continue to serve as the investment sub-adviser to the Fund. The form of the sub-advisory agreement is identical in all respects including the sub-advisory fees to be charged to the current sub-advisory agreement. For its services, DHJA will receive an advisory fee (excluding waivers) from the Adviser at an annual rate of 0.30% of the Fund's average daily net assets.

     If the investment Advisory Agreement is approved by Growth Equity Fund shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the sub-advisory agreement or interested persons of any such party (other than as Trustees of the Trust).

                        THE BOARD OF TRUSTEES RECOMMENDS
                  THAT SHAREHOLDERS VOTE "FOR" PROPOSAL THREE.
                ------------------------------------------------

PROPOSAL FOUR: APPROVAL OF VALUE EQUITY FUND SUB-ADVISORY AGREEMENT

     Shareholders of Value Equity Fund are being asked to approve a new sub-advisory agreement between the Trust and PPM America, Inc. ("PPM") so that PPM may continue to serve as the Fund's investment sub-adviser.

     As required by the 1940 Act, each sub-advisory agreement provides that it will terminate automatically if assigned. As stated above, the change in Adviser would constitute an "assignment" and the sub-advisory agreement has terminated. As a consequence, shareholders of the Fund are being asked to approve a new sub-advisory agreement. The form of sub-advisory agreement is attached as Exhibit B. The Board of Trustees has reviewed the sub-advisory relationships and has determined that it is in the best interests of the Funds and the shareholders to continue the relationships to avoid disruption in the management of Fund assets. In accordance with Rule 15a-4 under the 1940 Act, PPM has been appointed to act as interim sub-adviser for the Fund.

     The Adviser and the Trust entered into an investment sub-advisory agreement with PPM, under which PPM served as the Fund's sub-adviser since January 1, 2001. PPM has rendered advisory services and made daily investment decisions for the Fund. The day-to-day management of the Value Equity Fund is performed by a portfolio manager employed by the sub-adviser to the Fund. The sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The sub-adviser for the Fund and its portfolio manager's business experience and educational background follow:

     PPM, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, manages the portfolio of Value Equity Fund. PPM presently manages approximately $52 billion in assets. PPM's equity team manages approximately $5.2 billion in large cap value assets for various institutional clients based in the U.S. and abroad. PPM utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund, as they deem appropriate, in the pursuit of the Fund's objectives.

     If Value Equity Fund shareholders approve its sub-advisory agreement, PPM will continue to serve as the investment sub-adviser to the Fund. The form of the sub-advisory agreement is identical in all respects including the sub-advisory fees to be charged to the current sub-advisory agreement. For its services, PPM will receive an advisory fee (excluding waivers) from the Adviser at an annual rate of 0.30% of the Fund's average daily net assets.

     If the investment Advisory Agreement is approved by Value Equity Fund shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the sub-advisory agreement or interested persons of any such party (other than as Trustees of the Trust).

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FOUR.
                ------------------------------------------------

PROPOSAL FIVE: APPROVAL OF A PROPOSAL FOR THE ADVISER, SUBJECT TO BOARD APPROVAL, TO HIRE AND TERMINATE SUB-ADVISERS AND MODIFY SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

     This proposal is essentially identical to the one approved by the Trust shareholders during 2001. With shareholder approval, the Trust's and MIA's joint application to the Securities and Exchange Commission for an exemptive order was granted in early 2002. As a result, of MIA's resignation, the exemptive order is no longer valid. As a consequence, shareholders are again being asked to approve the policy set forth below.

     The Funds are proposing to permit Parkway Advisors to enter into, terminate, or modify sub-advisory agreements on behalf of each Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required under Section 15 of the 1940 Act.

     Section 15 of the 1940 Act requires that the shareholders of a Fund approve the Fund's sub-advisory agreements and any material amendments thereto. The Trust and Parkway Advisors plan to submit an application to the Securities and Exchange Commission for an order (the "SEC Order") exempting the Trust, on behalf of each of the Funds, and Parkway Advisors from certain provisions of the 1940 Act to permit the Adviser to hire new sub-advisers, terminate sub-advisers, and modify sub-advisory agreements without the prior approval of shareholders. By eliminating the requirement to obtain shareholder approval for these matters, Parkway Advisors would have greater flexibility in managing sub-advisers, and shareholders would save the considerable expenses involved when a Fund seeks shareholder approval, such as soliciting proxies and holding a shareholder meeting. To obtain the SEC Order, the Adviser and the Trust would agree to the following conditions:

     (1) Before a Fund may rely on the SEC Order the Fund's ability to hire and terminate sub-advisers and modify sub-advisory agreements without prior shareholder approval must be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     (2) The Fund must disclose in its prospectus the existence, substance, and effect of the SEC Order.

     (3) Within ninety (90) days of the hiring of any new sub-adviser, shareholders will be furnished all information about a new sub-adviser that would be contained in a proxy statement, except that only aggregate advisory fees need be disclosed.

     (4) Parkway Advisors will not enter into a sub-advisory agreement with any sub-adviser that is an "affiliated person" (as defined in the 1940 Act) of the Adviser or the Trust other than by reason of serving as a sub-adviser to one or more Funds (an "Affiliated Sub-Adviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

     (5) At all times, a majority of the Trust's Board will consist of Trustees who are not "interested persons" of the Trust or Parkway Advisors, (as defined in the 1940 Act) ("Independent Trustees") and the nomination of new or additional Independent Trustees will be placed with the discretion of the then existing Independent Trustees.

     (6) When a sub-adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Trust's Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Trust's Board minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or the sub-adviser derives an inappropriate advantage.

     (7) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Trustees will be engaged to represent the Trust's Independent Trustees.

     (8) Parkway Advisors will provide the Trust's Board no less frequently than quarterly with information about the Adviser's profitability for each Fund. The information will reflect the impact on profitability of the hiring or termination of sub-advisers during the quarter.

     (9) Whenever a sub-adviser to a particular Fund is hired or terminated, the Adviser will provide the Trust's Board with information showing the expected impact on Parkway Advisors profitability.

     (10) The Adviser will provide general management services to the Trust and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, and, subject to review and approval by the Trust's Board, will: (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple sub-advisers; (d) monitor and evaluate the performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Fund's investment objectives, policies, and restrictions.

     (11) No trustee or officer of the Trust or Adviser will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such Trustee or officer) any interest in a sub-adviser except for: (a) ownership of interests in Parkway Advisors any entity that controls, is controlled by, or is under common control with Parkway Advisor; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

     (12) Each Fund will disclose in its registration statement the (i) aggregate fees paid to Parkway Advisor and any Affiliated Sub-Advisers; (ii) aggregate fees paid to sub-advisers other than Affiliated Sub-Advisers.

     The exemptive order permits the Adviser, subject to the approval of the Board but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular agreements with sub-advisers or continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with the sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes.

EVALUATION BY THE BOARD OF TRUSTEES

     On October 7, 2002, the Board of Trustees met and discussed the proposal and based upon its review, the Board concluded that it is reasonable, fair and in the best interests of the Funds and their shareholders that Parkway Advisors have the ability to hire and terminate sub-advisers and modify sub-advisory agreements without shareholder approval.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FIVE.
                ------------------------------------------------

PROPOSAL SIX:  ELECTION OF TRUSTEES

     The Board of Trustees has nominated the individuals identified below for election to Memorial Funds Board of Trustees. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below.

     The business of the Trust is conducted under the direction of the Board. Trustees of the Trust may be directors, officers or employees of persons providing services to the Trust. The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the state of Delaware.

     As a Delaware business trust, Memorial Funds does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a subsequent special shareholder meeting is called for the purpose of electing Trustees. It is the intention of the persons named in the enclosed proxy card to vote in favor of the election of each nominee for Trustee. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend. If at a future date, a Board vacancy shall exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after the appointment, at least two-thirds of the Trustees have been elected by shareholders.

     The following tables contain data concerning the individuals nominated by the current disinterested Trustees. The column for positions with the Trust assumes shareholder approval of the new Advisory Agreement and election to the Board for all Funds. The names of the Trustees and officers of the Trust, their position with the Trust, address, date of birth and principal occupations during the past five years are set forth below.

INFORMATION REGARDING NOMINEES FOR ELECTION AS TRUSTEE


-----------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
                                                                                             Number of       Other
                                                                                               Trust       Director-
                                                                                            Portfolios       ships
                     Position    Term of Office &                                           Overseen by     Held by
 Name, Address &     Held with    Length of Time           Principal Occupation(s)           Trustee or    Trustee or
  Date of Birth        Trust          Served               During the Past 5 Years            Nominee       Nominee
........................................................................................................................
   CARL CLAYTON       Trustee     Not Applicable    Parkway Advisors,  L.P. CEO from 04/01        3           None
     PETERSON                                       to present;  Parkway  Advisors  Group,
  6550 Directors                                    Inc.  and Parkway  Advisors  Holdings,
     Parkway,                                       Inc.  President from 04/01 to present;
  Abilene, Texas                                    Citizens  Bank,  N.A.,  Advisory Board
      79606                                         Member from 06/99 to 04/01;  Directors
    (3-17-60)                                       Air  Corporation,  Vice  President/CFO
                                                    from   12/96   to   04/01;   Directors
                                                    Capital  Ventures,   Inc.,   Directors
                                                    Financial Management,  L.P., Directors
                                                    Real    Estate    Management,    L.P.,
                                                    Directors   Real  Estate   Management,
                                                    L.P., and Directors Travel,  L.P. Vice
                                                    President/CFO  from  12/95  to  04/01;
                                                    Directors   Holding   Corporation  and
                                                    Directors  Investment Group, Inc. Vice
                                                    President/CFO  from  11/91  to  04/01;
                                                    Funeral Agency,  Inc.  Accountant from
                                                    09/89  to  04/01;   Funeral  Directors
                                                    Life Insurance Co. Vice  President/CFO
                                                    from    08/88   to   04/01;    Abilene
                                                    Fireman's  Relief and Retirement  Fund
                                                    Trustee    from    05/97   to   06/00;
                                                    Affiliated    Funeral    Supply    Co.
                                                    Accountant from 02/89 to 11/96.
........................................................................................................................

-----------------------------------------------------------------------------------------------------------------------
                                              DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                            Trust
                                                    Term of                              Portfolios         Other
                                  Position(s)      Office &           Principal          Overseen by    Directorships
        Name, Address &            Held with       Length of     Occupation(s) During    Trustee or    Held by Trustee
         Date of Birth               Trust        Time Served      the Past 5 Years        Nominee        or Nominee
........................................................................................................................
      LARRY JOE ANDERSON            Trustee           Not          Certified Public           3              None
  4208 College Avenue, Snyder,                    Applicable     Accountant, Anderson
          Texas 79549                                            & West, P.C. January
           (1-27-48)                                               1985 to present.
........................................................................................................................
      BRIAN JOSEPH GREEN            Trustee           Not       Restaurateur, Cypress         3              None
         158 Cypress,                             Applicable       Street Station,
     Abilene, Texas 79601                                          February 1993 to
           (7-21-58)                                                   present.
........................................................................................................................
    CHARLES MICHAEL KINARD          Trustee           Not          Retired; Senior            3              None
      1725 Richland Dr.,                          Applicable      Vice-President and
     Abilene, Texas 79601                                        Trust Officer, First
           (8-13-43)                                               National Bank of
                                                                 Abilene to December
                                                                        1998.
........................................................................................................................

------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
------------------------------------------------------------------------------------------------------------------------
Name, Address & Date of Birth   Position(s) Held of   Principal Occupation(s) During the Past 5 Years
                                       Funds
........................................................................................................................
    CARL CLAYTON PETERSON            President        Parkway  Advisors,  L.P.  CEO  from  04/01  to  present;  Parkway
   6550 Directors Parkway,                            Advisors  Group,  Inc.  and  Parkway  Advisors   Holdings,   Inc.
     Abilene, Texas 79606                             President from 04/01 to present;  Citizens Bank,  N.A.,  Advisory
          (3-17-60)                                   Board  Member  from 06/99 to 04/01;  Directors  Air  Corporation,
                                                      Vice  President/CFO  from  12/96  to  04/01;   Directors  Capital
                                                      Ventures,  Inc., Directors Financial Management,  L.P., Directors
                                                      Real Estate Management,  L.P.,  Directors Real Estate Management,
                                                      L.P., and Directors Travel,  L.P. Vice  President/CFO  from 12/95 to 04/01;  Directors Holding Corporation and Directors Investment
                                                      Group,  Inc.  Vice  President/CFO  from  11/91 to 04/01;  Funeral
                                                      Agency,  Inc.  Accountant from 09/89 to 04/01;  Funeral Directors
                                                      Life  Insurance  Co.  Vice  President/CFO  from  08/88 to  04/01;
                                                      Abilene  Fireman's  Relief and Retirement Fund Trustee from 05/97 to 06/00;  Affiliated Funeral Supply Co. Accountant from 02/89 to
                                                      11/96.
........................................................................................................................

                                    Page 20

------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
------------------------------------------------------------------------------------------------------------------------
Name, Address & Date of Birth   Position(s) Held of   Principal Occupation(s) During the Past 5 Years
                                       Funds
........................................................................................................................
       PAUL B. ORDONIO           Vice President and   Parkway  Advisors,  L.P.,  Vice President & Counsel from 08/02 to
   6550 Directors Parkway,           Secretary        present;   Parkway  Advisors  Group,  Inc.,  Vice  President  and
     Abilene, Texas 79606                             Counsel  from  08/02  to  present;  Aftermath  Consulting,  Inc.,
          (11-19-67)                                  Director  from 05/02 to  present;  P.O.  Properties,  Inc.,  Vice
                                                      President from 06/99 to present; WordWise Document Services, LLC,
                                                      President from 08/97 to present; Ordonio & Assoc., President from
                                                      11/97 to present;  MGL  Consulting  Corporation  Vice  President,
                                                      Counsel and Senior Associate from 01/99 to 08/02; Wetzel, Henri &
                                                      Drucker, LLP, Associate Attorney from 06/95 to 11/97.
........................................................................................................................
       TERENCE P. SMITH            Vice President     Managing  Director  of  InCap  Group,  Inc.,  (successor  to  the
       555 North Lane,                                business of  Declaration  Service Co.  effective  October 2001) a
  Suite 6160, Conshohocken,                           group  of  companies   which  provide   transfer   agency,   fund
      Pennsylvania 19428                              accounting,   distribution   and   administrative   services   to
           (9-26-46)                                  investment companies.
........................................................................................................................
        PAUL F. MICKLE               Treasurer        Director  of Fund  Accounting  for the  last  two  years at InCap
       555 North Lane,                                Group,  Inc.  (successor to the business of  Declaration  Service
  Suite 6160, Conshohocken,                           Co.  effective  October  2001),   Supervisor  since  1998.  Prior
      Pennsylvania 19428                              thereto  Supervisor of Fund Accounting at PFPC  Worldwide,  Inc.,
           (2-2-66)                                   Wilmington, Delaware.
........................................................................................................................

     The nominees have not yet been appointed to Board Committees. The Board has had various committees in the past. The Valuation Committee is responsible for determining and monitoring the value of the Funds' assets. The Nominating Committee is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Audit Committee is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust.

FUND SHARES OWNED BY TRUSTEES

     The dollar range of each Fund's securities owned by each Trustee is set forth below.

                              Dollar Range of
                               Securities in       Dollar Range of Securities    Dollar Range of Securities
    Nominee Trustee           Government Bond           in Growth Equity               in Value Equity
Carl Clayton Peterson              None                       None                          None
Larry Joe Anderson                 None                       None                          None
Brian Joseph Green                 None                       None                          None
Charles Michael Kinard             None                       None                          None

     As of October 24, 2002, the nominees, Trustees, and officers of the Trust owned, in the aggregate, less than 1% of each Fund's outstanding shares.

COMPENSATION OF TRUSTEES AND OFFICERS

     Each Trustee receives annual fees of $5,000 and $500 for each Board meeting attended and is paid $500 for each committee meeting attended on a date when a Board meeting is not held.

     Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

     Trustees that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses.

            Nominee Name                              Compensation Paid
            Carl Clayton Peterson                       Not Applicable
            Larry Joe Anderson                          Not Applicable
            Brian Joseph Green                          Not Applicable
            Charles Michael Kinard                      Not Applicable

..................................................................................................................
                          Aggregate         Pension or Retirement      Estimated Annual      Total Compensation
Name of Person,       Compensation From      Benefits Accrued as        Benefits Upon       From Fund and Complex
    Position                Fund            Part of Fund Expenses         Retirement          Paid to Directors
..................................................................................................................
 Not Applicable        Not Applicable           Not Applicable          Not Applicable         Not Applicable
..................................................................................................................

ADDITIONAL INFORMATION

     If elected, the Trustees will hold office without limit in time except that
(1) any Trustee may resign; (2) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (3) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (4) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust.

     In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least a majority of the Trustees have been elected by shareholders. In addition, as a condition to obtaining the SEC Order, at all times, a majority of the Board will consist of disinterested Trustees (that is, independent Trustees), and the nomination of new or additional disinterested
Trustees will be placed with the discretion of the then serving disinterested Trustees. If at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders meeting for the purpose of electing Trustees.

Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

     The Board currently consists of one interested and two disinterested Trustees. There are vacancies that have not been filled. The nominees (the proposed Board of Trustees) consist of one interested and three disinterested persons. This ratio, with at least 75% disinterested persons, has been selected in light of Section 15(f) of the 1940 Act discussed above.

     The Board has nominated the four persons named above to serve as Trustees of the Funds. The persons named in the accompanying form of proxy/voting instruction card intend to vote such proxy for the election as Trustees of the following nominees.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL SIX.
                ------------------------------------------------

PROPOSAL SEVEN: OTHER BUSINESS

     The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 6 and knows of no other business that will be presented at the Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

     In the event sufficient votes in favor of one or more proposals set forth in the Meeting of shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                        THE BOARD OF TRUSTEES RECOMMENDS
                  THAT SHAREHOLDERS VOTE "FOR" PROPOSAL SEVEN.
                ------------------------------------------------

                          DISTRIBUTOR AND ADMINISTRATOR

     InCap  Group,   Inc.   ("InCap"),   through  its   subsidiaries,   provides
distribution, administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

     InCap Securities, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the agent of Memorial Funds in connection with the offering of shares of the Funds.

     InCap Service Company ("ISC") is the Fund's administrator, fund accountant, transfer agent and dividend disbursing agent.

                              AFFILIATED BROKERAGE

     Neither Parkway Advisors nor the sub-advisers for the Funds effect brokerage transactions through affiliates of the Adviser, the sub-advisers or the Funds (or affiliates of such persons).

                             INDEPENDENT ACCOUNTANTS

     Memorial Funds' financial statements for the fiscal year ended December 31, 2001, were audited by KPMG LLP ("KPMG"). KPMG has been Memorial Funds' independent auditors since the Trust's inception. KPMG, in accordance with the Independence Standards Board Standard No. 1 (ISB No. 1) has confirmed to the Trust's Audit Committee that they are independent accountants with respect to the Funds.

     The independent accountants examine the annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. The Trust's Audit Committee does not consider the other non-audit services provided by KPMG to be incompatible with maintaining the independence of KPMG in its audit of the Funds, taking into account representations from KPMG, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. Representatives from KPMG are expected to be present at the Meeting.

Fund Related Fees

     Audit Fees - The aggregate fees billed by KPMG for professional services rendered for the audit of Memorial Funds' annual financial statements for the fiscal year ended December 31, 2001, and the review of the financial statements included in the Funds' annual reports to shareholders were $54,300.

     All Other Fees - There were $12,700 in fees billed by KPMG for the fiscal year ended December 31, 2001, for non-audit related services provided to Memorial Funds. These fees can be sub-categorized as tax-related services.

                              SHAREHOLDER PROPOSALS

     It is anticipated that, following the Meeting, the Funds will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, in care of InCap Group, Inc. at 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

/S/ PAUL B. ORDONIO

Paul B. Ordonio
Vice President and Secretary

                                    EXHIBIT A
                                    ---------

                                     FORM OF
                                 MEMORIAL FUNDS
                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of the 1st day of January, 2001, by and between Memorial Funds (the "Trust"), a Delaware business trust with its principal office and place of business at 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, and Parkway Advisors, L.P. (the "Adviser"), a Delaware limited partnership, with its principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606-5854.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series; and

     WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a "Fund" and collectively, the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust's Trust Instrument (as amended from time to time, "Organic Documents"); (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"); (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); (iv) each plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust ("Service Plan"); and (v) all procedures adopted by the Trust with respect to the Funds (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

                               Exhibit A - Page 1

SECTION 2. DUTIES OF THE TRUST

     In order for the Adviser to perform the services required by this Agreement, the Trust (i) shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

     (a) The Adviser shall make all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

     (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

     (d) The Adviser will report to the Board all material matters related to the Adviser. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change of control of the Adviser and

                               Exhibit A - Page 2
any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

     (e) The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

     (f) The Adviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Adviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

     (h) The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

     (i) The  Adviser  shall  have no duties  or  obligations  pursuant  to this
Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act;

     (c) To the extent the Board determines that a Fund should invest a portion of its assets directly in portfolio securities, rather than in a portfolio of Core Trust (Delaware) or other portfolio, with respect to

                               Exhibit A - Page 3
those assets the Fund will pay the Adviser the same fee that the portfolio was paying its adviser (the fees of each portfolio will be disclosed in the proxy statement and prospectus).

     (d) The Trust shall be responsible for and assumes the obligation for payment of all of its expenses, including: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes and brokerage fees and commissions; (v) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust's independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds transmission expenses;
(xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of reproduction, stationery, supplies and postage; (xvi) fees and expenses of the Trust's Trustees and officers; (xvii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xviii) costs of Board, Board committee, and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; and (xxi) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. STANDARD OF CARE

     (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a)  This  Agreement  shall  become   effective  with  respect  to  a  Fund
immediately upon approval by a majority of the outstanding voting securities of that Fund.

     (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

                               Exhibit A - Page 4

     (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Adviser or (ii) by the Adviser on sixty (60) days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF ADVISER

     The Adviser represents and warrants to the Trust that:

     (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

     (d) It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. SUBADVISERS

     At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

                               Exhibit A - Page 5

SECTION 11. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

     (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

     (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (f) This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

     (k) No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser's obligations under this Agreement.

     (l) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in

                               Exhibit A - Page 6
accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MEMORIAL FUNDS

By:  __________________
     Paul B. Ordonio
     Vice President and Secretary

PARKWAY ADVISORS, L.P.

By:  ___________________
     Carl Clayton Peterson
     Chief Executive Officer

                               Exhibit A - Page 7

                                     FORM OF
                                 MEMORIAL FUNDS
                          INVESTMENT ADVISORY AGREEMENT

                                   APPENDIX A



--------------------------------------------------------------------------------
         Fee as a % of the                             Average Daily Net
     Annual Funds of the Trust                        Assets of the Fund
--------------------------------------------------------------------------------
        Government Bond Fund                                 0.35
.................................................................................
         Value Equity Fund                                   0.50
.................................................................................
         Growth Equity Fund                                  0.50
.................................................................................

Parkway Advisors has agreed to assume certain expenses of the Funds (or waive its fees). This agreement is designed to place a maximum limit on expenses
(including all fees to be paid to the Advisor but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of: (1) 1.20% of the average daily net assets of the equity funds; and
(2) 0.95% of the average daily net assets of the Government Bond Fund. This commitment is for one year from the date shareholders approve this Advisory Agreement and thereafter, upon notice to the Trust, for additional periods. The Adviser will assess its commitment to cap fund expenses prior to expiration of the period and will advise shareholders of any planned changes 60 days prior to implementation.

MEMORIAL FUNDS

By: __________________
    Paul B. Ordonio
    Vice President and Secretary


PARKWAY ADVISORS, L.P.

By: ___________________
    Carl Clayton Peterson
    Chief Executive Officer

                               Exhibit A - Page 8

                                    EXHIBIT B
                                    ---------

                                     FORM OF
                                 MEMORIAL FUNDS
                             SUB-ADVISORY AGREEMENT


     AGREEMENT made as of the ___ day of ______, 2002, by and among Memorial Funds (the "Trust"), a Delaware business trust, with its principal office and place of business at 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, Parkway Advisors, L.P. (the "Adviser"), a Delaware limited partnership, with its principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606-5854, and [Subadviser], with its principal office and place of business at [address] (the "Subadviser").

     WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the [date] ("Advisory Agreement") with the Trust;

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Schedule A hereto (each, a "Fund" and, collectively, the "Funds");

     WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument, (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

                               Exhibit B - Page 1

     (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

     (a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

     (b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

     (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust Instrument and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

     (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of

                               Exhibit B - Page 2
performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

     (d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

     (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

     (f) The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

     (h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Subadviser agrees to notify the Trust and Adviser of any significant changes in its partnership structure that would modify any of party's rights under this Agreement.

     (i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that

                               Exhibit B - Page 3
month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

     (b) The Subadviser may agree to waive all or part of its fees by separate agreement.

     (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 5. STANDARD OF CARE

     (a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

     (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

                               Exhibit B - Page 4

     (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

     Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER

     The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act,
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 10. MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

     (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

                               Exhibit B - Page 5

     (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (i) Any notices given by the Trust, Adviser or Subadviser shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered personally or sent by fax, or two days after being deposited in the U.S. mail if sent to the following address:

         To the Trust:
                           Memorial Funds
                           Attn: Vice President and Secretary
                           555 North Lane, Suite 6160
                           Conshohocken, Pennsylvania 19428
                           Facsimile: 610/832-1067

         To the Adviser:
                           Parkway Advisors, L.P.
                           Attn: Chief Executive Officer
                           6550 Directors Parkway
                           Abilene, Texas 79606-5854
                           Facsimile: 915/795-8521

         To Subadviser:
                           [Insert contact information]

     (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

     (k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

     (l) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

                               Exhibit B - Page 6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

MEMORIAL FUNDS

______________________________________________
Paul B. Ordonio, Vice President and Secretary


PARKWAY ADVISORS, L.P.


______________________________________________
Carl Clayton Peterson, Chief Executive Officer

[SUBADVISER]
Name:
Office:

                               Exhibit B - Page 7

                                     FORM OF
                                 MEMORIAL FUNDS
                             SUB-ADVISORY AGREEMENT

                                   APPENDIX A
                                   ----------

--------------------------------------------------------------------------------
                                                    Net Assets of the Fund
                                                    Represented By Shares
                                                    Owned by Investors for
                                                  which Subadviser Provides
Percentage of the Average Annual Daily                Services Pursuant
          Funds of the Trust                          to this Agreement
--------------------------------------------------------------------------------
               Fund Name                                     .XX%
.................................................................................

                               Exhibit B - Page 8

                                    EXHIBIT C
                                    ---------

                         ANNUAL FUND OPERATING EXPENSES
                  (Expenses That Are Deducted From Fund Assets)



--------------------------------------------------------------------------------
              VALUE EQUITY FUND
--------------------------------------------------------------------------------
Type of Fee                                        Percent of         Percent of
                                                   Old Fee(1)          New Fee
--------------------------------------------------------------------------------
Management Fees                                      0.35%              0.50%
Distribution (12b-1) Fees                             None                 - %
Other Expenses                                       1.47%              1.47%
      Shareholder Services Fees                      0.25%              0.25%
      Miscellaneous                                  1.22%              1.22%
Total Annual Fund Operating Expenses                 1.82%              1.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Type of Fee                                        Percent of         Percent of
                                                   Old Fee(1)          New Fee
--------------------------------------------------------------------------------
Management Fees                                      0.35%              0.50%
Distribution (12b-1) Fees                             None                 - %
Other Expenses                                       1.12%              1.12%
      Shareholder Services Fees                      0.25%              0.25%
      Miscellaneous                                  0.87%              0.87%
Total Annual Fund Operating Expenses                 1.47%              1.62%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
Type of Fee                                        Percent of         Percent of
                                                   Old Fee(1)          New Fee
--------------------------------------------------------------------------------
Management Fees                                      0.23%              0.35%
Distribution (12b-1) Fees                             None                 - %
Other Expenses                                       0.85%              0.85%
      Shareholder Services Fees                      0.25%              0.25%
      Miscellaneous                                  0.60%              0.60%
Total Annual Fund Operating Expenses                 1.08%              1.20%
--------------------------------------------------------------------------------

(1) Based on amounts incurred during the Fund's fiscal year ended December 31, 2001, as stated as a percentage of net assets.

                               Exhibit C - Page 1

                                    EXHIBIT D
                                    ---------

                            INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to Forum Investment Advisors, LLC ("FIA") with respect to each Fund, the amount of fee that was waived by FIA, if any, and the actual fee received by FIA.


                                    ADVISORY FEE    ADVISORY FEE    ADVISORY FEE
GOVERNMENT BOND FUND                    PAID           WAIVED         RETAINED
                                    ------------    ------------    ------------

Institutional Shares
   Year Ended December 31, 2000     $ 125,724.00    $  11,669.00    $ 114,055.00
   Year Ended December 31, 1999     $ 154,352.00    $  44,740.00    $ 109,612.00

GROWTH EQUITY FUND

Institutional Shares
   Year Ended December 31, 2000     $ 122,999.00    $         --    $ 122,999.00
   Year Ended December 31, 1999     $ 141,611.00    $  24,853.00    $ 116,758.00

Trust Shares
   Year Ended December 31, 1999     $   1,791.00    $     310.00    $   1,481.00

VALUE EQUITY FUND

Institutional Shares
   Year Ended December 31, 2000     $ 102,341.00    $         --    $ 102,341.00
   Year Ended December 31, 1999     $ 131,299.00    $  22,597.00    $ 108,702.00

Trust Shares
   Year Ended December 31, 1999     $   1,261.00    $     219.00    $   1,042.00

                               Exhibit D - Page 1

                                [LOGO] MEMORIAL
                                       FUNDS

          555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428

                                      PROXY

VOTE TODAY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

If you own shares in more than one of the Funds, you will receive Proxies to vote each Fund.

Revoking any such prior appointments, the undersigned appoints Terence P. Smith and David Ganley (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund"), three series of Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of InCap Group, Inc., 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428, on November 29, 2002, at 9:30 a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the proposals. The Board of Trustees recommends voting FOR the proposals.

APPLIES TO ALL PROPOSALS                     FOR

By checking the box to the                   [ ]
right votes in favor of all
proposals in accordance with
the Board's recommendation.

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) Please fill in box(es) as shown using black or blue ink or number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS.

APPLIES TO ALL FUNDS                         FOR       AGAINST        ABSTAIN

Proposal 1: Approval of a new                [ ]       [ ]            [ ]
Advisory Agreement between the
Trust and Parkway Advisors,
L.P. ("Adviser") for all the
Funds.

Proposal 5: Approval of a new                [ ]       [ ]            [ ]
policy for the Funds
permitting Adviser, subject to
Board of Trustees approval, to
hire and terminate
sub-advisers and modify
sub-advisory agreements
without shareholder approval.

                            Proxy Card - Page 1 of 2

APPLIES TO ALL FUNDS                         FOR       AGAINST        ABSTAIN

Proposal 6: Approval of a new                [ ]       [ ]            [ ]
slate of Trustees to serve on
the Board of Trustees of the
Funds until such time as their
successors shall be duly
elected and qualified.

Proposal 7: Such other                       [ ]       [ ]            [ ]
business as may properly come
before the shareholders of the
Funds.

APPLIES TO GOVERNMENT BOND FUND              FOR       AGAINST        ABSTAIN

Proposal 2: Approval of a new                [ ]       [ ]            [ ]
sub-advisory agreement between
the Trust and Eagle Asset
Management for the Government
Bond Fund.

APPLIES TO GROWTH EQUITY FUND                FOR       AGAINST        ABSTAIN

Proposal 3: Approval of a new                [ ]       [ ]            [ ]
sub-advisory agreement between
the Trust and Davis Hamilton
Jackson & Associates, L.P. for
the Growth Equity Fund.

APPLIES TO VALUE EQUITY FUND                 FOR       AGAINST        ABSTAIN

Proposal 4: Approval of a new                [ ]       [ ]            [ ]
sub-advisory agreement between
the Trust and PPM America,
Inc. for the Value Equity
Fund.

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 29, 2002. This proxy may be revoked at anytime before it is exercised.

PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED.

Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

---------------------------------------------------------       ----------------
Authorized Signature                                                   Date

---------------------------------------------------------       ----------------
Authorized Signature (Joint Investor or Second Signatory)              Date

---------------------------------------------------------
Printed Name (and Title if Applicable)

                            Proxy Card - Page 2 of 2